                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 6, 2004

                              MKS Instruments, Inc.
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               (Exact name of registrant as specified in charter)

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
             Massachusetts                          0-23621                          04-2277512
    --------------------------------     ------------------------------     ------------------------------
    (State or other jurisdiction of               (Commission                       (IRS Employer
            incorporation)                       File Number)                    Identification No.)
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
 Six Shattuck Road, Andover, Massachusetts                                    01810
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 (Address of principal executive offices)                                   (Zip Code)
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       Registrant's telephone number, including area code: (978) 975-2350


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          (Former name or former address, if changed since last report)
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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 6, 2004, MKS Instruments, Inc. issued a press release raising its guidance for the quarter ended December 31, 2003. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
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                                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 6, 2004           MKS Instruments, Inc.
                                  By:  /s/ Ronald C. Weigner
                                       ----------------------------------------
                                       Ronald C. Weigner,
                                       Vice President & Chief Financial Officer
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                                  EXHIBIT INDEX

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
Exhibit No.          Description
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
99.1                 Press release dated January 6, 2004
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